EXHIBIT 21.1
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                  SUBSIDIARIES OF NEXEN AS AT JANUARY 31, 2006


1187116 ALBERTA LTD.
Incorporated pursuant to the laws of Alberta

1187433 ALBERTA LTD.
Incorporated pursuant to the laws of Alberta

CNYL NO. 2 LTD.
Incorporated pursuant to the laws of Alberta

CNYL NO. 6 LTD.
Incorporated pursuant to the laws of Alberta

CNYL NO. 7 LTD.
Incorporated pursuant to the laws of Alberta

CANADIAN NEXEN PETROLEUM EAST AL HAJR LTD.
Incorporated pursuant to the laws of Alberta

CANADIAN NEXEN PETROLEUM YEMEN
A partnership doing business in Yemen

CANADIAN PETROLEUM VIETNAM LTD.
Incorporated pursuant to the laws of Barbados

CANADIAN PETROLEUM YEMEN LIMITED
Incorporated pursuant to the laws of Jersey

CANADIANOXY OFFSHORE PRODUCTION CO.
Incorporated pursuant to the laws of Delaware

CANEXUS LIMITED PARTNERSHIP
A partnership formed pursuant to the laws of Alberta

ICH CAPITAL MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY
Incorporated pursuant to the laws of Hungary

ICM ASSURANCE LTD.
Incorporated pursuant to the laws of Barbados

ICM CAPITAL LIMITED
Incorporated pursuant to the laws of Barbados

INTERNATIONAL CAPITAL HOLDINGS LIMITED
Incorporated pursuant to the laws of Malta

LONG LAKE FINANCE MANAGEMENT LTD.
Incorporated pursuant to the laws of Alberta

LONG LAKE SYNTHETIC CRUDE MANAGEMENT COMPANY LTD.
Incorporated pursuant to the laws of Alberta

NEXEN CANADA NO. 2
A partnership formed pursuant to the laws of Alberta

NEXEN CANADA NO. 6
A partnership formed pursuant to the laws of Alberta

NEXEN CHEMICALS HOLDINGS U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN CHEMICALS U.S.A.
A partnership formed pursuant to the laws of Delaware

NEXEN CHEMICALS U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN E & P SERVICES NIGERIA LIMITED
Incorporated pursuant to the laws of Nigeria

NEXEN ENERGY HOLDINGS INTERNATIONAL LIMITED
Incorporated pursuant to the laws of Jersey

NEXEN ENERGY MARKETING EUROPE LIMITED
Incorporated pursuant to the laws of the United Kingdom

NEXEN ENERGY SERVICES INTERNATIONAL LTD.
Incorporated pursuant to the laws of the United Kingdom

NEXEN ETTRICK U.K. LIMITED
Incorporated pursuant to the laws of the United Kingdom

NEXEN EXPLORATION NORGE AS
Incorporated pursuant to the laws of Norway

NEXEN EXPLORATION U.K. LIMITED
Incorporated pursuant to the laws of the United Kingdom

NEXEN FIELD SERVICES NIGERIA LIMITED
Incorporated pursuant to the laws of Nigeria

NEXEN HOLDINGS U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN HOLDINGS WEST AFRICA LIMITED
Incorporated pursuant to the laws of Jersey

NEXEN MARKETING
A partnership formed pursuant to the laws of Alberta

NEXEN MARKETING INTERNATIONAL LTD.
Incorporated pursuant to the laws of Barbados

NEXEN MARKETING SINGAPORE PTE LTD.
Incorporated pursuant to the laws of Singapore

NEXEN MARKETING U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN NO. 6 LTD.
Incorporated pursuant to the laws of Alberta

NEXEN OF CALIFORNIA, INC.
Incorporated pursuant to the laws of Delaware

NEXEN OIL AND GAS U.S.A. INC.
Incorporated pursuant to the laws of Wyoming

NEXEN OIL SANDS PARTNERSHIP
A partnership formed pursuant to the laws of Alberta

NEXEN OILFIELD SERVICES NIGERIA LTD.
Incorporated pursuant to the laws of Barbados

NEXEN PETROLEUM AUSTRALIA PTY LIMITED
Incorporated pursuant to the laws of Australia

NEXEN PETROLEUM CAPITAL MANAGEMENT U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM COLOMBIA LIMITED
Incorporated pursuant to the laws of Jersey

NEXEN PETROLEUM DO BRASIL LTDA.
Incorporated pursuant to the laws of Brazil

NEXEN PETROLEUM EQUATORIAL GUINEA LIMITED
Incorporated pursuant to the laws of Jersey

NEXEN PETROLEUM EXPLORATION AND PRODUCTION NIGERIA LIMITED
Incorporated pursuant to the laws of Nigeria

NEXEN PETROLEUM HOLDINGS AUSTRALIA PTY LIMITED
Incorporated pursuant to the laws of Australia

NEXEN PETROLEUM HOLDINGS U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM INTERNATIONAL CO.
Amalgamated pursuant to the laws of Nova Scotia

NEXEN PETROLEUM INTERNATIONAL (U.S.A.) INC.
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM LIBYA LTD.
Incorporated pursuant to the laws of Alberta

NEXEN PETROLEUM NIGERIA LIMITED
Incorporated pursuant to the laws of Nigeria

NEXEN PETROLEUM NIGERIA OFFSHORE LTD.
Incorporated pursuant to the laws of Alberta

NEXEN PETROLEUM NORTH AFRICA LIMITED
Incorporated pursuant to the laws of Jersey

NEXEN PETROLEUM OFFSHORE EQUATORIAL GUINEA LTD.
Incorporated pursuant to the laws of Alberta

NEXEN PETROLEUM OFFSHORE SYSTEMS U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM OFFSHORE U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM OPERATIONS YEMEN LIMITED
Continued pursuant to the laws of Jersey

NEXEN PETROLEUM SALES U.S.A. INC.
Incorporated pursuant to the laws of Texas

NEXEN PETROLEUM U.K. HOLDINGS LIMITED
Incorporated pursuant to the laws of the United Kingdom

NEXEN PETROLEUM U.K. LIMITED
Incorporated pursuant to the laws of the United Kingdom

NEXEN PETROLEUM U.S.A. INC.
Incorporated pursuant to the laws of Delaware

NEXEN SERVICES JERSEY LIMITED
Incorporated pursuant to the laws of Jersey

WASCANA ENERGY 2001 LTD.
Incorporated pursuant to the laws of Saskatchewan